                                                                    EXHIBIT 10.3

****CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934.

724 Solutions Inc.
4101 Yonge Street, Suite 702, Toronto, ON M2P 1N6
                                                      ORDER DATE: MARCH 16, 2000

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
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                                        SERVICE ORDER FORM
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
CUSTOMER NAME:                                     | Bank of America
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BILL TO ADDRESS:                                   | 600 Peachtree Street N.E. 54th Floor
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CITY:     | Atlanta     | STATE:     | Georgia     | COUNTRY:     | USA     | ZIP CODE:     | 30308
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CONTACT NAME:           | James D. Dixon           | PHONE #                | (404) 607-6020
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                                           PAYMENT TERMS
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724 Solutions Inc. shall invoice Customer monthly of the total fees upon execution of this Order.
Customer shall pay said invoice upon receipt.
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                                      SERVICES TO BE PERFORMED
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Role/Resource                          |   #    |   EWD    |      Rate/Day      |     Total Fees
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Project Leader                         |  ****  |   ****   | $      ****        | $      ****
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Project Advisor                        |  ****  |   ****   | $      ****        | $      ****
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Carrier and Device Consultants         |  ****  |   ****   | $      ****        | $      ****
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Content Contract Consultants           |  ****  |   ****   | $      ****        | $      ****
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Technical Consultant (QFX/IFS)         |  ****  |   ****   | $      ****        | $      ****
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Technical Consultant (Architecture)    |  ****  |   ****   | $      ****        | $      ****
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Technical Consultant (Security)        |  ****  |   ****   | $      ****        | $      ****
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Consultant (Business Model)            |  ****  |   ****   | $      ****        | $      ****
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Technical Consultant (Customization)   |  ****  |   ****   | $      ****        | $      ****
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Installation Technician                |  ****  |   ****   | $      ****        | $      ****
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                                       |  Total |   ****   | Sub-total          | $      ****
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EWD = Estimated Work Days                                  |  Contingency (**)  | $      ****
                                                           ----------------------------------------
                                                           | Total Fee Estimate | $      ****
                                                           ----------------------------------------
                                                           |    Expenses (**)   | $      ****
                                                           ----------------------------------------
                                                           |        Total       | $      ****
                                                           ----------------------------------------
                                                           |                    |
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Application Hosting Facility                    | Months   |   (monthly fee)    |
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                                                | ****     | $      ****        | $      ****
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                                                           | Total              | $      ****
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Fixed Fee

Customer agrees to utilize all services during the period ending one (1) year following execution of this Order.
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724 Solutions                                              | BANK OF AMERICA
                                                           |  /s/ Steve Callaghan
  -----------------------------------------------          |  ----------------------------------
  Authorized Signature                                     |  Authorized Signature
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                                                           |  Steve Callaghan
  -----------------------------------------------          |  ----------------------------------
  Named Printed                                            |  Named Printed
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                                                           |  Executive Vice President
  -----------------------------------------------          |  ----------------------------------
  Title                                                    |  Title
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                                                           |  March 21, 2000
  -----------------------------------------------          |  ----------------------------------
  Date                                                     |  Date
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[****]REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF
1934.